                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              December 6, 2001
                                                              ----------------

                         Shelbourne Properties II, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-16341                   04-3502382
----------------------------     -----------------------     -----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)




                                7 Bulfinch Place
                                    Suite 500
                           Boston, Massachusetts 02114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                  Registrant's telephone number (617) 570-4600


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

ITEM 2            ACQUISITION OR DISPOSITION OF ASSETS.

On December 6, 2001, Registrant sold its Commonwealth Industrial Park property, located in Fullerton, California, to Pacific West Management, an unaffiliated third party, for a sale price of $8,200,000, exclusive of estimated closing costs of $300,000. The property had an appraised value of $8,100,000 as of June 30, 2000.






                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                           SHELBOURNE PROPERTIES II, INC.


                           By: /s/ David G. King, Jr.
                               -----------------------------
                               Name:  David G. King, Jr.
                               Title: Vice President



Dated:  December 6, 2001